SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-64791)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 42  [X]
and
REGISTRATION STATEMENT (No. 811-4508)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 42 [X]
Fidelity Beacon Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (X) on ( October 5, 1998 ) pursuant to paragraph (a)(2) of Rule 485. If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY BEACON STREET TRUST
FIDELITY TAX MANAGED STOCK FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................  Cover Page

2a....................................   Expenses

   b, c...............................   Contents; The Fund at a Glance; Who May Want to
                                         Invest

3a....................................   *

   b...................................  *

   c, d.............................     *

4a   i..............................     Charter

      ii...............................  The Fund at a Glance; Investment Principles and
                                         Risks

   b...................................  Investment  Principles and Risks

   c...................................  Who May Want to Invest; Investment Principles and
                                         Risks

5a....................................   Charter

   b   i..............................   Cover Page; The Fund at a Glance; Charter; Doing
                                         Business with Fidelity

       ii..............................  Charter

      iii.............................   Expenses; Breakdown of Expenses

  c................................      Charter

  d....................................  Charter; Breakdown of Expenses

  e....................................  Cover Page; Charter

  f....................................  Expenses

 g   i..............................     Charter

     ii...............................   *

5A..................................     *

6a i.................................    Charter

     ii................................  How to Buy Shares; How to Sell Shares; Transaction
                                         Details; Exchange Restrictions

    iii................................  Charter

    b..................................  *

    c..................................  Transaction Details; Exchange Restrictions

    d..................................  *

    e..................................  Doing Business with Fidelity; How to Buy Shares;
                                         How to Sell Shares; Investor Services

    f, g..............................   Dividends, Capital Gains, and Taxes

7  a..................................   Cover Page; Charter

    b.................................   Expenses; How to Buy Shares; Transaction Details

    c..................................  *

    d..................................  How to Buy Shares

    e..................................  *

    f................................    Breakdown of Expenses

8......................................  How to Sell Shares; Investor Services; Transaction
                                         Details; Exchange Restrictions

9......................................  *


*  Not Applicable



FIDELITY BEACON STREET TRUST
FIDELITY TAX MANAGED STOCK FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,  11.............................        Cover Page

12....................................      Description of the Trust

13a - c............................         Investment Policies and Limitations

    d..................................     Portfolio Transactions

14a - c............................         Trustees and Officers

15a,b..........................             *

     c..............................        Trustees and Officers

16a i................................       FMR, Portfolio Transactions

       ii..............................     Trustees and Officers

      iii..............................     Management Contract

     b.................................     Management Contract

    c, d.............................       Contracts with FMR Affiliates

   e .................................      *

   f..................................      Distribution and Service Plan
  g...................................      *
     h.................................     Description of the Trust

     i.................................     Contracts with FMR Affiliates

17a -c...........................           Portfolio Transactions

     d,e..............................      *

18a..................................       Description of the Trust

     b.................................     *

19a..................................       Additional Purchase, Exchange and Redemption
                                            Information

     b................................      Additional Purchase, Exchange  and Redemption
                                            Information; Valuation

     c.................................     *

20....................................      Distributions and Taxes

21a,  b............................         Contracts with FMR Affiliates

     c.................................     *

22A ...............................         *

22B.................................        *

23....................................      *


* Not Applicable

FIDELITY
TAX MANAGED STOCK
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the Statement of Additional Information (SAI) dated October 5, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy, call Fidelity(registered trademark) at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
  Fidelity Tax Managed Stock Fund is a growth fund. It seeks long-term growth of capital by investing mainly in equity securities and attempts to reduce the impact of federal income tax on shareholders'
investment returns.   (fund number ###, trading symbol xxxxx)
PROSPECTUS
OCTOBER 5, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109


CONTENTS


KEY FACTS           4   THE FUND AT A GLANCE

                    4   WHO MAY WANT TO INVEST

                    6   EXPENSES The fund's yearly operating
                        expenses.

                    7   PERFORMANCE

THE FUND IN DETAIL  7   CHARTER How the fund is organized.

                    7   INVESTMENT PRINCIPLES AND RISKS The
                        fund's overall approach to investing.

                    9   BREAKDOWN OF EXPENSES How
                        operating costs are calculated and what
                        they include.

YOUR ACCOUNT        9   DOING BUSINESS WITH FIDELITY

                    10  TYPES OF ACCOUNTS Different ways to
                        set up your account, including
                        tax-advantaged retirement plans.

                    11  HOW TO BUY SHARES Opening an
                        account and making additional
                        investments.

                    13  HOW TO SELL SHARES Taking money out
                        and closing your account.

                    15  INVESTOR SERVICES Services to help you
                        manage your account.

SHAREHOLDER AND     16  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    17  TRANSACTION DETAILS Share price
                        calculations and the timing of purchases and redemptions.

                    17  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: Long-term growth of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests mainly in equity securities. The fund uses a tax management strategy in an effort to reduce the impact of federal income tax on investment returns.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors in higher tax brackets who have a long term investment horizon and who are looking for a fund that seeks to reduce the impact of federal income tax on shareholders' investment returns. Shareholders who actively trade fund shares could adversely affect the management of the fund and are discouraged from investing in the fund. In addition, the fund is not designed to maximize before-tax returns and is therefore not designed for a tax deferred retirement account, such as an IRA or a 401(k) Plan.
The value of the fund's investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. TAX MANAGED IS
IN THE GROWTH CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(RIGHT ARROW) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 26, for an explanation of how and when these charges apply.
Sales charge on purchases                                   None
and reinvested distributions

Deferred sales charge on redemptions                        None

Redemption fee (Trading fee)                                2.00%
on shares held less than 5 years
(as a % of amount redeemed)

Annual account maintenance fee (for accounts under $2,500)  $12.00

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on estimated expenses of the fund and are calculated as a percentage of average net assets of the fund. A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including [this/these] reduction[s], the total fund operating expenses presented in the table would have been __%.
Management fee [(after reimbursement)]   %

12b-1 fee                                None

Other expenses [(after reimbursement)]   %

Total fund operating expenses (after     %
reimbursement)

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year   $

3 years  $

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
the fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor,
you may pay certain expenses
directly.
(checkmark)
[FMR has voluntarily agreed to reimburse the fund to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed __% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, are expected to be __%, and___% and __%, respectively.
PERFORMANCE
This section would normally show how the fund has performed over time. Because the fund was new when this prospectus was printed, its performance is not included. Twice a year, you will receive a report detailing the fund's recent strategies, performance, and holdings. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, [federal income tax on distributions,]or other costs of investing.
Other illustrations of fund performance may show moving averages over specified periods.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
TAX MANAGED STOCK IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Beacon Street Trust, an open-end management investment company organized as a Delaware business trust on June 20, 1991.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet)Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. (small solid bullet)Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund. [PORTFOLIO MANAGER INFORMATION FOR NEW FUND WILL BE FILED BY SUBSEQUENT AMENDMENT AND INSERTED HERE.]
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund seeks long-term growth of capital by investing mainly in common stocks and securities convertible into common stocks. FMR normally invests at least 65% of the fund's total assets in these securities.
The fund is managed using an investment strategy that is sensitive to the potential impact of federal income tax on investment returns. When buying securities, FMR will invest for the long term. When deciding whether to sell securities, FMR will consider the negative tax impact of realizing capital gains (and the positive tax impact of realizing capital losses). The fund's tax-sensitive investment strategy is designed to lead to lower distributions of realized capital gains than funds managed without regard to federal income tax consequences.
In selecting investments for the fund, FMR uses fundamental analysis and qualitative research to identify securities. The securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. FMR selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.
Although the fund is sensitive to the potential impact of federal income tax on shareholders' investment returns and will seek to invest for the long term, the fund is actively managed and may realize capital gains from time to time. For example, FMR may elect to sell a security at a realized gain if it determines that the associated tax cost is outweighed by the risk of owning the security or the availability of better long-term investments opportunities. In such cases, FMR may also seek to realize losses elsewhere in the portfolio to offset the gain; however, these losses may not offset gains completely. In addition, redemptions by shareholders could force the fund to sell securities at an inopportune time, potentially resulting in realized gains.
The fund may also use other techniques to attempt to reduce the impact of federal income tax on shareholders' investment returns.
Because the fund is managed with a view to providing attractive after-tax returns, it may not provide as high a return before taxes as other funds. As a result, investors who are not subject to current income tax (e.g., those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan) may not find the fund's tax-sensitive strategy appropriate for their needs.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. Also, as a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not invest in more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service or rated in the equivalent categories by Standard & Poor's, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to 5% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not invest more than 10% of its assets in illiquid securities.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS With respect to 75% of its total assets, the fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies. The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks long-term growth of capital.
With respect to 75% of total assets, the fund may not invest more than 5% in the securities of any one issuer and may not invest in more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, [which may be terminated at any time without notice,] can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
[FMR has voluntarily agreed to limit the fund's total operating expenses to an annual rate of __% of average net assets. This agreement will continue until __________.]
For October 1998, the group fee rate was __%. The individual fund fee rate is 0.30%.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
[The total management fee rate for the fiscal year ended October 31, 1998 [IF APPROPRIATE: , after reimbursement,] is estimated to be __% of the fund's average net assets.]
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate will vary from year to year.[ High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.]
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.

FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual funds: over __
(solid bullet) Assets in Fidelity mutual funds: over $__ billion
(solid bullet) Number of shareholder
accounts: over __ million
(solid bullet) Number of investment
analysts and portfolio
managers: over ___
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 29. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet)Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $25,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* $100
MINIMUM BALANCE $10,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 23
These minimums may vary for investments through Fidelity Portfolio Advisory ServicesSM. Refer to the program materials for details.



                                   TO OPEN AN ACCOUNT                                         TO ADD TO AN ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)
              (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND   (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                                                                                              FIDELITY FUND
                                   ACCOUNT WITH THE SAME REGISTRATION,                        ACCOUNT WITH THE SAME
                                                                                              REGISTRATION,
                                   INCLUDING NAME, ADDRESS, AND                               INCLUDING NAME, ADDRESS,
                                                                                              AND
                                   TAXPAYER ID NUMBER.                                        TAXPAYER ID NUMBER.
                                                                         (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO
                                                                                              TRANSFER FROM YOUR BANK
                                                                                              ACCOUNT. CALL BEFORE
                                                                                              YOUR FIRST USE TO VERIFY
                                                                                              THAT THIS SERVICE IS IN
                                                                                              PLACE ON YOUR ACCOUNT.
                                                                                              MAXIMUM MONEY LINE: UP TO
                                                                                              $100,000.

THE INTERNET
WWW.FIDELITY.COM
(COMPUTER_GRAPHIC)
              (SMALL SOLID BULLET) COMPLETE AND SIGN THE APPLICATION.   (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                                                                                             FIDELITY FUND
                                   MAKE YOUR CHECK PAYABLE TO TAX                            ACCOUNT WITH THE SAME
                                                                                             REGISTRATION,
                                   MANAGED STOCK FUND. MAIL TO THE                           INCLUDING NAME, ADDRESS, AND
                                   ADDRESS INDICATED ON THE APPLICATION.                     TAXPAYER ID NUMBER.
                                                                        (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO
                                                                                             TRANSFER FROM YOUR BANK
                                                                                             ACCOUNT. VISIT FIDELITY'S
                                                                                             WEB SITE BEFORE YOUR FIRST
                                                                                             USE TO VERIFY THAT THIS
                                                                                             SERVICE IS IN PLACE ON YOUR
                                                                                             ACCOUNT. MAXIMUM
                                                                                             MONEY LINE: UP TO $100,000.

MAIL
(MAIL_GRAPHIC)
              (SMALL SOLID BULLET) COMPLETE AND SIGN THE APPLICATION.   (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO TAX
                                   MAKE YOUR CHECK PAYABLE TO TAX                            MANAGED STOCK FUND. INDICATE
                                                                                             YOUR
                                   MANAGED STOCK FUND. MAIL TO THE                           FUND ACCOUNT NUMBER ON YOUR
                                                                                             CHECK
                                   ADDRESS INDICATED ON THE APPLICATION.                     AND MAIL TO THE ADDRESS PRINTED
                                                                                             ON YOUR ACCOUNT STATEMENT.
                                                                        (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                                             1-800-544-6666 FOR
                                                                                             INSTRUCTIONS.

IN PERSON
(HAND_GRAPHIC)
             (SMALL SOLID BULLET) BRING YOUR APPLICATION AND CHECK TO A (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY
                                                                                             INVESTOR
                                  FIDELITY INVESTOR CENTER. CALL                             CENTER. CALL 1-800-544-9797 FOR
                                                                                             THE
                                  1-800-544-9797 FOR THE CENTER                              CENTER NEAREST YOU.
                                  NEAREST YOU.

WIRE
(WIRE_GRAPHIC)
             (SMALL SOLID BULLET) CALL 1-800-544-7777 TO SET UP YOUR    (SMALL SOLID BULLET) WIRE TO:
                                  ACCOUNT AND TO ARRANGE A WIRE                              BANKERS TRUST COMPANY,
                                  TRANSACTION.                                               BANK ROUTING #021001033,
             (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO:                                   ACCOUNT #00163053.
                                  BANKERS TRUST COMPANY,                                     SPECIFY THE COMPLETE NAME OF
                                                                                             THE
                                  BANK ROUTING #021001033,                                   FUND AND INCLUDE YOUR ACCOUNT
                                  ACCOUNT #00163053.                                         NUMBER AND YOUR NAME.
                                                                                             SPECIFY THE COMPLETE NAME OF
                                                                                             THE FUND AND INCLUDE YOUR NEW
                                                                                             ACCOUNT NUMBER AND YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)
            (SMALL SOLID BULLET) NOT AVAILABLE.                         (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                                             BUILDER. SIGN UP FOR THIS
                                                                                             SERVICE WHEN OPENING YOUR
                                                                                             ACCOUNT, VISIT FIDELITY'S WEB
                                                                                             SITE AT WWW.FIDELITY.COM TO
                                                                                             OBTAIN THE FORM TO ADD THE
                                                                                             SERVICE, OR CALL
                                                                                             1-800-544-6666 TO ADD THE
                                                                                             SERVICE.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV minus the trading fee, if applicable. If you sell shares of the fund after holding them less than five years, the fund will deduct a trading fee equal to 2% of the value of those shares.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the trading fee, if applicable. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $10,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet)You wish to redeem more than $100,000 worth of shares,
(small solid bullet)Your account registration has changed within the last 30 days,
(small solid bullet)The check is being mailed to a different address than the one on your account (record address), (small solid bullet)The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet)Your name,
(small solid bullet)The fund's name,
(small solid bullet)Your fund account number, (small solid bullet)The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602


                           ACCOUNT TYPE                SPECIAL REQUIREMENTS
IF YOU SELL SHARES OF THE FUND AFTER HOLDING
THEM LESS THAN FIVE YEARS, THE FUND WILL DEDUCT A
TRADING FEE EQUAL TO 2% OF THE VALUE OF THOSE SHARES.

PHONE
1-800-544-7777
(PHONE_GRAPHIC)            ALL ACCOUNT TYPES EXCEPT   (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                           RETIREMENT                 (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                                           MINIMUM: $10; MAXIMUM: UP TO $100,000.
                           ALL ACCOUNT TYPES          (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                                           BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                                           NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)             INDIVIDUAL, JOINT TENANT,  (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                           SOLE PROPRIETORSHIP,                            PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                           UGMA, UTMA                                      EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                           TRUST                      (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                                           CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                                            IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                                           TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                             BUSINESS OR ORGANIZATION   (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                                           RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                                           LETTER.
                                                      (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                                           SEAL OR A SIGNATURE GUARANTEE.
                           EXECUTOR, ADMINISTRATOR,   (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                           CONSERVATOR, GUARDIAN

WIRE
(WIRE_GRAPHIC)             ALL ACCOUNT TYPES EXCEPT   (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                           RETIREMENT                                      USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                                           1-800-544-6666. MINIMUM WIRE: $5,000.
                                                      (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                                           IN PROPER FORM BY FIDELITY BEFORE 4:00 P.M.
                                                                           EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                                           NEXT BUSINESS DAY.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
WEB SITE
WWW.FIDELITY.COM

 AUTOMATED SERVICE
(CHECKMARK)
FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet)Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet)Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.

REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDER   (registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY                    SETTING UP OR CHANGING
$500     MONTHLY OR QUARTERLY         (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                                           APPLICATION.
                                      (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 OR VISIT FIDELITY'S
                                                           WEB SITE AT WWW.FIDELITY.COM FOR AN APPLICATION.
                                      (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                                           1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                                           SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR
PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY                   SETTING UP OR CHANGING
$500     EVERY PAY PERIOD            (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                                                          1-800-544-6666 OR VISIT FIDELITY'S WEB SITE AT WWW.FIDELITY.COM
                                                          FOR AN AUTHORIZATION FORM.
                                     (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY
MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM  FREQUENCY                   SETTING UP OR CHANGING
$500     Monthly, bimonthly,         (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
         quarterly, or annually                           opened.
                                     (small solid bullet) To change the amount or frequency of your investment, call
                                                          1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in October and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. [If your account is not a tax-advantaged retirement account, you should be aware of these tax implications. Below are some of the fund's tax implications] You may want to consult your tax advisor to determine the most appropriate tax lot selection method for your investment in the fund.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. The capital gains tax rates may vary depending on the length of time that shares have been held. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet)All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet)Fidelity does not accept cash.
(small solid bullet)When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet)The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form, minus the trading fee, if applicable. Note the following:
(small solid bullet)Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet)Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet)The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
A TRADING FEE of 2% will be deducted from the redemption amount if you sell your shares after holding them less than five years (1825 days). This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by shareholder trading.
The trading fee, if applicable, is charged on exchanges out of the fund. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the trading fee applies. The trading fee does not apply to shares that were acquired through reinvestment of distributions.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $10,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus the trading fee, if applicable, on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet)The fund you are exchanging into must be available for sale in your state.
(small solid bullet)You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet)Before exchanging into a fund, read its prospectus.
(small solid bullet)If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet)Exchanges may have tax consequences for you. (small solid bullet)Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet)The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet)The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. Fidelity, Fidelity Investments and (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
The third party marks appearing above are the marks of their respective owners.
From Filler pages

FIDELITY TAX MANAGED STOCK FUND
A FUND OF FIDELITY BEACON STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 5, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus
(dated October 5, 1998). Please retain this document for future reference. To obtain a free additional copy of the Prospectus, please call Fidelity(registered trademark) at 1-800-544-8888.
TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       20

Portfolio Transactions                                    24

Valuation                                                 25

Performance                                               26

Additional Purchase, Exchange and Redemption Information  27

Distributions and Taxes                                   27

FMR                                                       27

Trustees and Officers                                     28

Management Contract                                       29

Distribution and Service Plan                             31

Contracts with FMR Affiliates                             31

Description of the Trust                                  22

Appendix                                                  32

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
TAX-ptb-1098
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in conjunction with insurance coverage purchased by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 6.
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries. CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
 INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
The fund's annualized turnover rate for its first fiscal period is not expected to exceed ____%. [Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.]
The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining the fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of the fund's 2% trading fee on shares held less than five years. After-tax total returns reflect the total return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax total returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by redeeming shares, that shares are held through the entire period, redeemed on the last day of the period, or redeemed at a future date, and that dividends are reinvested or paid in cash. Excluding the fund's trading fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. The fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.
The fund may compare its total return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, (federal income tax and distributions), or other costs of investing directly in the securities included in the index.
Tax Managed Stock Fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
[The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period. The fund attempts to reduce the impact of federal income tax on investment returns.]
As of _______, 1998, FMR advised over $___ billion in tax-free fund assets, $___ billion in money market fund assets, $___ billion in equity fund assets, $___ billion in international fund assets, and $___ billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If the fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
 FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund may, in certain circumstances, consider deferring all or part of a required distribution and thus be subject to a 4% nondeductible federal excise tax on such undistributed amounts if the fund determines that deferral is consistent with its tax management objectives. In addition, the fund intends to comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Beacon Street Trust for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993) and Imation Corp. (imaging and information storage, 1997). *ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). ROBERT A. LAWRENCE (46), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

Trustees                       Aggregate       Total
and                            Compensation    Compensation
Members of the Advisory Board  from            from the
                               the Fund [B,]C  Fund Complex*
                               [,+]            A

J. Gary Burkhead **            $ 0             $ 0

Ralph F. Cox                   $               $ 214,500

Phyllis Burke Davis            $               $ 210,000

Robert M. Gates ***            [$ ]            [$176,000]

Edward C. Johnson 3d **        $ 0             $ 0

E. Bradley Jones               $               $ 211,500

Donald J. Kirk                 $               $ 211,500

Peter S. Lynch **              $ 0             $ 0

William O. McCoy****           [$ ]            [$ 214,500]

Gerald C. McDonough            $               $ 264,500

Marvin L. Mann                 $               $ 214,500

Robert C. Pozen**              [$ 0]           [$ 0]

Thomas R. Williams             $                $214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
***Mr. Gates was appointed to the Board of Trustees [of [Name(s) of Trust(s)]] effective March 1, 1997. Mr. Gates was elected to the Board of Trustees [of [Name(s) of Trust(s)]] on [date of shareholder meeting].]
**** Mr. McCoy was appointed to the Board of Trustees [of [Name(s) of Trust(s)]] effective January 1, 1997. Mr. McCoy was elected to the Board of Trustees [of [Name(s) of Trust(s)]] on [date of shareholder meeting].]
+ Figures presented are estimates for the fund's first fiscal year end October 31, 1998.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
[B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.]
C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. GATES AS TRUSTEE: Robert M. Gates, $__;] E. Bradley Jones, $__; Donald J. Kirk, $__; [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. MCCOY AS TRUSTEE: William O. McCoy, $__;] Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of the public offering of shares of the fund, 100% of the fund's total outstanding shares was held by FMR and [an] FMR affiliate[s]. FMR Corp. is the ultimate parent company of FMR and [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page [15], Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE         EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets            Rate       Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900          25           .4238

 6 - 9           .4600          50           .3823

 9 - 12          .4300          75           .3626

 12 - 15         .4000          100          .3512

 15 - 18         .3850          125          .3430

 18 - 21         .3700          150          .3371

 21 - 24         .3600          175          .3325

 24 - 30         .3500          200          .3284

 30 - 36         .3450          225          .3249

 36 - 42         .3400          250          .3219

 42 - 48         .3350          275          .3190

 48 - 66         .3250          300          .3163

 66 - 84         .3200          325          .3137

 84 - 102        .3150          350          .3113

 102 - 138       .3100          375          .3090

 138 - 174       .3050          400          .3067

 174 - 210       .3000          425          .3046

 210 - 246       .2950          450          .3024

 246 - 282       .2900          475          .3003

 282 - 318       .2850          500          .2982

 318 - 354       .2800          525          .2962

 354 - 390       .2750          550          .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for _____ 1998 - was ___%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.
The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for _____ 1998, the fund's annual management fee rate would be calculated as follows:
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.___%          +    0.30%                     =    0.___%



One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns, and repayment of the reimbursement by the fund will lower its total returns.
SUB-ADVISERS. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. [Currently, the Board of Trustees has authorized such payments for Tax Managed Stock shares.]
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Tax Managed Stock Fund is a fund of Fidelity Beacon Street Trust, an open-end management investment company originally organized as a Massachusetts business trust on June 19, 1979. On April 19, 1990, the trust's name was changed from Fidelity Tax-Exempt Money Market Trust to Fidelity Beacon Street Trust. On December 30, 1991, the trust was converted to a Delaware business trust pursuant to an agreement approved by shareholders on October 23, 1991. The Delaware trust, which was organized on June 20, 1991 under the name Fidelity Beacon Street Trust II, succeeded to the name Fidelity Beacon Street Trust on December 30, 1991. Currently there is one fund of the trust: Fidelity Tax Managed Stock Fund. The Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law[, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement]. Each fund may invest all of its assets in another investment company.
CUSTODIAN. ___________, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. ______________ serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

 Fidelity and Fidelity Focus are registered trademarks of FMR Corp. The third party marks appearing above are the marks of their respective owners.
FIDELITY BEACON STREET TRUST
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a) (1) Not applicable
 (b) Exhibits
  (1) Form of Trust Instrument is filed herein as Exhibit 1.
  (2) Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) to Fidelity Union Street Trust II's (File No. 33-43757) Post-Effective Amendment No. 10.
  (3) Not applicable.
  (4) Not applicable.
  (5) (a) Form of Management Contract between Fidelity Beacon Street Trust, on behalf of Fidelity Tax Managed Stock Fund, and Fidelity Management & Research Company, is filed herein as Exhibit 5(a).
   (b) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., and Fidelity Beacon Street Trust, on behalf of Fidelity Tax Managed Stock Fund, is filed herein as Exhibit 5(b).
   (c) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., and Fidelity Beacon Street Trust, on behalf of Fidelity Tax Managed Stock Fund, is filed herein as Exhibit 5(c).
  (6) (a) Form of General Distribution Agreement between Fidelity Beacon Street Trust on behalf of Fidelity Tax Managed Stock Fund and Fidelity Distributors Corporation, is filed herein as Exhibit 6(a).
  (7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
   (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  (8) (a) To be filed by subsequent amendment.
  (9)  Not applicable.
  (10)  Not applicable.
  (11)  Not applicable.
  (12)  Not applicable.
  (13)  Not applicable.
  (14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
   (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
   (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
   (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
   (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
   (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
   (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
   (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
   (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) to Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
   (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) to Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
   (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) to Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
   (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) to Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
   (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) to Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
   (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) to Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
   (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) to Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
   (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) to Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
   (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  (15) (a) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tax Managed Stock Fund is filed herein as Exhibit 15(a).
  (16) (a) Calculation for the computation of moving averages for Fidelity Tax Managed Stock Fund is filed herein as Exhibit 16(a).
  (b) Calculation for the computation of total returns for Fidelity Tax Managed Stock Fund is filed herein as Exhibit 16(b).
  (17)  Not applicable.
  (18)  Not applicable.
Item 25. Persons Controlled by or Under Common Control with Registrant The Board of Trustees of Registrant is the same as the boards of the other Fidelity funds, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective Boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
  Title of Class:  Shares of Beneficial Interest as of June 30, 1998
 Name of Series     Number of Record Holders
Fidelity Tax Managed Stock Fund     0

Item 27. Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., FIMM, FMR
                           U.K., and FMR FAR EAST; Chairman of the Executive
                           Committee of FMR; Director of Fidelity Investments
                           Japan Limited; President and Trustee of funds advised
                           by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR FAR EAST;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



Marta Amieva               Vice President of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR FAR EAST.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.

Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           FAR EAST; Treasurer of FMR Corp.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., and FMR FAR EAST; Secretary of FIMM.



Robert Gervis              Vice President of FMR.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant             Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR.



Bart A. Grenier            Vice President of High-Income Funds advised by
                           FMR;Vice President of FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Curt Hollingsworth         Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Robert A. Lawrence         Senior Vice President of FMR and Vice President of
                           Fidelity Real Estate High Income and Fidelity Real
                           Estate High income II funds advised by FMR; Associate
                           Director and Senior Vice President of Equity funds
                           advised by FMR; Previously, Vice President of High
                           Income funds advised by FMR.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin        Vice President of FMR.



Neal P. Miller             Vice President of FMR.



David L. Murphy            Vice President of FMR and of funds advised by FMR.



Scott A. Orr               Vice President of FMR and of funds advised by FMR.



Jacques Perold             Vice President of FMR.



Anne Punzak                Vice President of FMR.

Alan Radlo                 Vice President of FMR.



Kevin A. Richardson        Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Cynthia L. Strauss         Vice President of FMR.



Thomas Sweeney             Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR U.K.,
                      FMR, FMR Corp., FIMM, and FMR FAR EAST;
                      President and Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice President
                      and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., and FMR FAR EAST;
                      Previously, General Counsel, Managing Director, and
                      Senior Vice President of FMR Corp.



Brian Clancy          Treasurer of FMR U.K., FMR FAR EAST, FMR, and
                      FIMM and Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR U.K., FMR, FMR FAR
                      EAST, and FIMM; Treasurer of FMR Corp.



Francis V. Knox       Compliance Officer of FMR U.K.; Previously, Vice
                      President of FMR.



Jay Freedman          Clerk of FMR U.K., FMR FAR EAST, and FMR Corp.;
                      Assistant Clerk of FMR; Secretary of FIMM.



Sarah H. Zenoble      Senior Vice President and Director of Operations
                      andCompliance.






(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR
                      FAR EAST, FMR, FMR Corp., FIMM, and FMR
                      U.K.; Chairman of the Executive Committee of
                      FMR; President and Chief Executive Officer of FMR Corp.; Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR FAR EAST; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Robert H. Auld        Senior Vice President of FMR FAR EAST.



Brian Clancy          Treasurer of FMR FAR EAST, FMR U.K., FMR,
                      and FIMM and Vice President of FMR.



Jay Freedman          Clerk of FMR FAR EAST, FMR U.K., and FMR
                      Corp.; Assistant Clerk of FMR; Secretary of
                      FIMM.



Stephen G. Manning    Assistant Treasurer of FMR FAR EAST, FMR,
                      FMR U.K., and FIMM; Treasurer of FMR Corp.



Billy Wilder          Vice President of FMR FAR EAST; President
                      and Representative Director of Fidelity
                      Investments Japan Limited.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   With Underwriter       With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the fund's custodian,____________________________________________.
Item 31. Management Services
  Not applicable.
Item 32. Undertakings

(a) The Registrant undertakes for Fidelity Tax Managed Stock Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and
(2) to assist in communications with other shareholders pursuant to
Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

(b) The Registrant, on behalf of Fidelity Tax Managed Stock Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders. SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 42 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of July 1998.

      Fidelity Beacon Street Trust
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)   (Title)  (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee          July 22, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      July 22, 1998

Richard A. Silver



/s/Ralph F. Cox                   *  Trustee                        July 22, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        July 22, 1998

Phyllis Burke Davis



/s/E. Bradley Jones             *    Trustee                        July 22, 1998

E. Bradley Jones



/s/Donald J. Kirk                *   Trustee                        July 22, 1998

Donald J. Kirk



/s/Peter S. Lynch                *   Trustee                        July 22, 1998

Peter S. Lynch



/s/Marvin L. Mann             *      Trustee                        July 22, 1998

Marvin L. Mann



/s/Gerald C. McDonough   *           Trustee                        July 22, 1998

Gerald C. McDonough



/s/Thomas R. Williams       *        Trustee                        July 22, 1998

Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk